SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                    Form 8-K


                                 CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)              December 14, 2000
                                                _______________________________



                                  ALICO, INC.
_______________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                             0-261                         59-0906081
______________________________________________________________________________
(State or other jurisdiction     (Commission                    (IRS Employer
    of incorporation)             File Number)               Identification No.)


Post Office Box 338, La Belle, Florida                                33975
_______________________________________                          _______________
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code             (863) 675-2966
                                                     __________________________

Item 5.      Other Events.

     Incorporated by reference is a press release issued by the Registrant on December 14, 2000, attached as Exhibit 01, providing information concerning the Registrant's announcement of its contract to sell land in Lee County, Florida.

Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release issued December 14, 2000.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ALICO, INC.
                                                (Registrant)






                               						          /s/ W. BERNARD LESTER

December 14, 2000	                           		By____________________________
_______________		                    		        W. Bernard Lester, President
Date	                            					         (Signature)

                                  EXHIBIT INDEX



Exhibit
Number				                		Description

01					            Press release issued December 14, 2000

                                                            December 14, 2000



FOR IMMEDIATE RELEASE

Contact:	Dick Klaas, President
		Florida Real Estate Consultants, Inc.
		(941) 643-2525


               AGRI-INSURANCE COMPANY, LTD. ENTERS INTO CONTRACT TO SELL
                               37 ACRES IN LEE COUNTY


      La Belle, Florida (Dec. 14, 2000) --  Ben Hill Griffin III, chief executive officer and chairman of the board of Alico, Inc. (ALCO), announced today that Agri-Insurance Company, Ltd., a wholly owned subsidiary of Alico,

Inc., has entered into a contract to sell 37 acres in Lee County, FL, to Ross

W. McIntosh and James R. Hiironen as co-trustees, for $2.7 million.

	    The property is located north of Alico Road and west of the planned extension of Ben Hill Griffin Parkway.  The parkway extension will connect

Alico and Daniels Roads and also provide a direct connection to the Southwest

Florida International Airport.

     "The property is strategically located near the university, airport,

high-quality communities and major retail centers," said Mr. Griffin.

     Alico, Inc. is an agribusiness company, primarily engaged in the production of citrus, cattle, sugarcane, sod and forest products.